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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Gensym Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Numbers: 333-03855, 333-03857, 333-03861, 333-03863, 333-29707, 333-53455, 333-38464 and 333-38488).


                                                /s/ARTHUR ANDERSEN LLP
                                                Arthur Andersen LLP

Boston, Massachusetts
March 30, 2001